UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

Commission file number 001-16111
GLOBAL PAYMENTS INC.
(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (770) 829-8000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 23, 2018, Global Payments Inc. (the “Company”) received notice as required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act from the plan administrator of the Company’s 401(k) plan (the “Plan”), notifying the Company of a blackout period. The blackout period is required in order to change the record keeper and benefit administration service provider for the Plan. Participants in the Plan will be unable to direct or diversify investments in their accounts, or obtain distributions during the period beginning at 4 p.m. ET on November 27, 2018 and expected to end the week of December 23, 2018 (the “Blackout Period”).

On October 26, 2018, the Company sent a notice required by Rule 104 of Regulation BTR to its directors and executive officers informing them of the Blackout Period and the restrictions on trading in the Company’s equity securities that will apply to them during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act and Rule 104 of Regulation BTR. As described in the notice, the Company’s directors and executive officers will be prohibited from trading in the Company’s common stock during the Blackout Period. A copy of the notice transmitted to the directors and executive officers of the Company is attached hereto as an Exhibit 99.1 and is incorporated by reference herein.

During the Blackout Period and for a period of two years after the ending date thereof, a participant in the Plan, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting David Green, Executive Vice President, General Counsel and Corporate Secretary, at 3500 Lenox Road, Atlanta, GA 30326, or via telephone at 770-829-8256.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Notice to Directors and Executive Officers dated October 26, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date:	October 26, 2018	By: /s/ Cameron M. Bready
Cameron M. Bready
Senior Executive Vice President and Chief Financial Officer